UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2005

HOME PRODUCTS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-17237	36-4147027

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4501 West 47th Street
Chicago, IL 60632

(Address of principal executive offices) (Zip Code)

(773) 890-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     In connection with the successful acquisition by Storage Acquisition Company, L.L.C. of a controlling position in Home Products International, Inc. (the “Company”), on February 22, 2005, the Company approved the engagement of McCarthy Bertschy & Associates, Inc., an executive search firm, to assist the Company in its effort to recruit and hire a new Chief Financial Officer.   James E. Winslow, the Company’s current Chief Financial Officer, will continue in his current position until the selection and appointment of his successor.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2005

HOME PRODUCTS INTERNATIONAL, INC.
(Registrant)

By: /s/ Douglas Ramsdale

Name: Douglas Ramsdale,
Title: Chief Executive Officer